                                                                   EXHIBIT 10.13


                            MASTER SERVICES AGREEMENT

This AGREEMENT is made this day of between GST - TELECOM CALIFORNIA Inc. (GST - TELECOM CALIFORNIA) and the undersigned person.

WHEREAS, GST - TELECOM CALIFORNIA provides telecommunications services which Customer desires to purchase as set forth herein.

Now therefore it is agreed as follows:

1. TARIFFS - GST - TELECOM CALIFORNIA Tariff No 1 (governing interstate Services) on file with the Federal Communications Commission, and Tariff Decision No. 94-04-001 (governing intrastate services) on file with the California Public Utility are hereby incorporated into this Agreement by this reference. Any conflict between the terms and conditions detailed in this Agreement and those detailed in the appropriate tariff shall be resolved in favor of the tariff.

2. SERVICES - during the term of this Agreement. GST -TELECOM CALIFORNIA will provide Customer with the specific services as identified on the service order(s) attached hereto and made a part hereof. GST - TELECOM CALIFORNIA shall provide customer with capacity on a "take or pay basis, i.e. regardless of use by customer.

3. TERM - the term of this Agreement shall begin as of the date first set forth above end shall terminate upon the termination of the latest Service Order issued under the Agreement. However, GST - TELECOM CALIFORNIA may terminate this agreement or suspend services hereunder at any time upon: (a) any failure of Customer to pay any amounts as provided in this Agreement, (b) any breach by Customer of any material provision of this Agreement or any law, rule, or regulation governing the services provided hereunder, (c) any insolvency. bankruptcy, assignment for the benefit of creditors. appointment of trustee or receiver of similar event with respect to Customer; (d) any governmental prohibition or required alteration of the services to be provided hereunder. Any termination shall not relieve Customer of obligation to pay any charges incurred hereunder prior to such termination.

4. CUSTOMER CANCELLATION - If Customer cancels the service before the term of the Agreement is complete, and for reasons other than non-performance or Customer's lack of appropriation of funds for services by the appropriate state authority noted in attached Service Order(s), then Customer is responsible for maximum termination charges up to the remaining balance of the contract.

5. PAYMENTS - During the term, Customer shall pay GST -TELECOM CALIFORNIA for the services as set forth In the attached Service Order(s). GST - TELECOM CALIFORNIA shall not increase such amounts for payments during any given Service Order period for those services included in that particular Service Order. but thereafter GST - TELECOM CALIFORNIA may Increase such amounts upon 30 day's prior written notice. All taxes, fees, and governmental charges Imposed on the service provided hereunder shall be paid by Customer in addition to any other amounts owing. Normal service charges shall be invoiced monthly in advance. All amounts owed by Customer hereunder shall be paid within 30 days of invoice date. GST - TELECOM CALIFORNIA reserves the right to charge interest on all outstanding balances over 30 days at 1.5% per month.

6. SERVICE CALL CHARGES - GST - TELECOM CALIFORNIA may change Customer for service calls (except as necessitated by a failure of GST TELECOM CALIFORNIA) at the rates generally charged by GST -TELECOM CALIFORNIA to its customers. If requested by Customer. GST - TELECOM CALIFORNIA will provide up to two (2) flours per service agreement of free consultation and on site troubleshooting service to Customers subscribing to service at, speeds. between 1.544 Mbps and 46 Mbps end up to four (4) hours of free consultation and on site troubleshooting services to Customers subscribing to service at speeds at or greater than 45 Mbps. Additional consultation services are available at GST - TELECOM CALIFORNIA'S prevailing rates.

7. EQUIPMENT CHANGES - GST - TELECOM CALIFORNIA may substitute, change, or rearrange any equipment, facility or system used in providing Services at any time and from time to time, but shall not thereby alter the technical parameters of the service provided hereunder.

8. WRITTEN CONSENT FOR EQUIPMENT CHANGES - Customer shall not cause or allow any facility or equipment of GST - TELECOM CALIFORNIA'S to be rearranged. moved. disconnected. or repaired without GST - TELECOM CALIFORNIA's prior written consent. Customer shell not create or allow any liens or other encumbrances to be placed on any GST - TELECOM CALIFORNIA equipment, facility, or system arising from any act, transaction or circumstances relating to Customer.

9. SERVICE RELOCATION - If Customer elects to relocate or otherwise change the place of services alter commencement of the installation of facilities, Customer shall pay any additional installation charges for both the original and new location.

10. SERVICE INTERRUPTION - GST - TELECOM CALIFORNIA will grant credit allowance for service Interruption calculated and credited in 15-minute increments. A service interruption will be deemed to have occurred only if service becomes unusable to Customer as a result of failure of GST - TELECOM CALIFORNIA's facility, equipment or personnel used to provide the service in question, and only where the interruption is not the result of: (I) the negligent or intentional acts of Customer or its agents; (II) the failure or malfunction of non GST - TELECOM CALIFORNIA equipment or systems; (III) a service interruption caused by service maintenance, alteration or implementation requested by the Customer. Such credits will be granted only if: (a) Customer affords GST - TELECOM CALIFORNIA full and free access to Customer's premises to make appropriate repairs, maintenance, testing, etc.; and (b) Customer does not continue to use the service on an impaired basis. The foregoing states Customer's sole remedy for service interruption under the Agreement and in no event shall GST- TELECOM CALIFORNIA be liable for any direct, indirect, incidental, consequential punitive or special damages to Customer as result of any GST - TELECOM CALIFORNIA service, equipment, facilities, person or system provided or utilized under this agreement.

11. WARRANTY - Other than as expressed in this agreement, there are no warranties, representations or agreements, expressed or implied either in fact or by operation of law, statutory or otherwise, including warranties of merchantibility of fitness for a particular purpose, except those expressly set forth herein.

12. ACCESS - Customer shall allow GST - TELECOM CALIFORNIA continuous access and right-of-way to Customer's premises to the extent reasonably determined by GST - TELECOM CALIFORNIA to be appropriate to the provision and maintenance of services, equipment, facilities and Systems hereunder. Customer shall furnish GST -TELECOM CALIFORNIA, at no charge, such equipment space and electrical power as is reasonably determined by GST - TELECOM CALIFORNIA to be required and suitable to render services hereunder.

13. EQUIPMENT DAMAGE - Customer shall be liable for any damage to GST - TELECOM CALIFORNIA equipment, facility, and system which is caused by: (a) negligent or willful acts or omissions of Customer, or (b) malfunction or failure of any equipment or facility provided by Customer or its agents, employees or suppliers.

14. ASSIGNMENT - Neither party may assign this Agreement without the written consent of the other party, except that GST - TELECOM CALIFORNIA or Customer may assign its rights and/or obligations hereunder; (a) to any subsidiary, parent company or affiliate of GST - TELECOM CALIFORNIA or Customer, (b) pursuant to any sale or transfer of substantially all the business of GST - PACIFIC LIGHTWAVE or Customer, (c) pursuant to any financing, merger or reorganization of GST - TELECOM CALIFORNIA or Customer.

15. LICENSE - No licenses, express or implied, is granted by GST - TELECOM CALIFORNIA pursuant to this Agreement.

16. STATE GOVERNANCE - This Agreement shall be governed by the state of California.

17. PROPRIETARY INFORMATION - Each party agrees to maintain in strict confidence all plans. designs, drawings, trade secrets, and other proprietary information of other party which is disclosed pursuant to this Agreement.

18. MULTIPLE CUSTOMERS - If this Agreement is entered into by more than one Customer, each is jointly, and severally liable for all agreements. convenants, and obligations herein.

                            CUSTOMER RESPONSIBILITIES

19. DISCONNECTION OF EXISTING SERVICE - If appropriate, Customer must arrange the disconnection of this existing access service. The requested date of disconnection will be determined by the new service Installation date. Customer will receive a firm order commitment date from GST - TELECOM CALIFORNIA. It is recommended that the disconnection date be scheduled 3 days or more after the firm order commitment date.

20. LONG DISTANCE PORTION - As a provider of special access service, GST - TELECOM CALIFORNIA will meet its obligation to provide Customer with the requested service when it is requested, GST - TELECOM CALIFORNIA will coordinate service with the long distance provider. However, Customer is responsible for notifying the long distance carrier of its intention to obtain service from GST -TELECOM CALIFORNIA and placing any required orders with them. If requested, GST
- TELECOM CALIFORNIA will coordinate the service for the Customer for a charge which will be billed to Customer at GST - TELECOM CALIFORNIA's prevailing rate.

21. TELEPHONE EQUIPMENT PREP - To ensure a timely and error-free installation, GST - TELECOM CALIFORNIA will perform a site survey to visually inspect the physical location where GST - TELECOM CALIFORNIA will interconnect with Customer's phone equipment. If this is a co-location and GST - TELECOM CALIFORNIA places equipment at Customer's premise, GST - TELECOM CALIFORNIA will locate it where customer requires it. GST- TELECOM CALIFORNIA is responsible at Customers sole expense for wiring to a mutually agreed Network interface. If GST
- TELECOM CALIFORNIA already has a presence in Customer's building, GST - TELECOM CALIFORNIA will cable to the Network interface Customer designates. GST -TELECOM CALIFORNIA will coordinate and acquire any necessary conduit runs in support of this application. Customer will provide necessary technical information such as signaling, levels, and any special conditions.

22. CREDIT POLICY - GST - TELECOM CALIFORNIA may conduct a credit verification of a new Customer. If GST -TELECOM CALIFORNIA is unable to obtain the necessary information through normal channels, GST - TELECOM CALIFORNIA may request a financial statement or a service deposit from Customer prior to processing the order. If Customer's credit history is listed under a parent or other company name, please specify: _____________. Customer must provide acceptable credit Information to GST -TELECOM CALIFORNIA or a deposit may be required.

23. INSTALLATION DAY - GST - TELECOM CALIFORNIA terminal tests the quality of every service before it is accepted. On installation day, a Customer technician responsible for telephone equipment and/or transmission links must be available. The Customer's technician should notify GST - TELECOM CALIFORNIA upon arrival and remain at the location until necessary hook-ups and test calls are completed. A Customer representative must verity completion of this work.

24. BILLING - GST - TELECOM CALIFORNIA generates invoices every month that reflect the charge for service in advance. All invoices are issued on or about the first day of the month. The first invoice shows the monthly charges pro-rated for the first month of service. The pro-rated invoice is sent approximately one week from activation date. It will also show the applicable installation charge(s) and fees. If Customer cancels order prior to installation, there will be an administrative charge reflecting the costs already incurred by GST - TELECOM CALIFORNIA to process Customer's order. Other charges may include a physical move charge which is applicable when either the origination or termination end of the circuit is moved. This change applies only to the relocated end.


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
                                   ----------

25. ENTIRE AGREEMENT - This agreement together with the attached Service Order, all public tariffs incorporated hereunto by reference sets forth the full agreement of the parties with respect to the subject matter hereof, and supersedes any prior agreement or understanding. If any provision hereof is held by a Court to be invalid, void, or unenforceable, the remainder of this Agreement shall nevertheless remain unimpaired and in effect. To the extent of a conflict between any provision of this agreement and the attached Service Order, the provision of this Agreement shall control.

       /s/ Philip Burkhart/VP
-------------------------------------
Customer Signature/Title

        CRL Network Services
-------------------------------------
Company Name


-------------------------------------
GST - TELECOM CALIFORNIA Signature/Title


-------------------------------------
Date

COMPLETE THE FOLLOWING ONLY IF CUSTOMER OWNS OR CONTROLS THE BUILDING IN WHICH SERVICE IS TO BE PROVIDED:

__________________________________ represents that it is the owner of the building described as _________________, and hereby grants Greenstar Telecommunications a license to reasonably use these premises for the installation, operation, removal, repair end maintenance of the facilities required to serve _________________ and other tenants according to this Agreement. GST - TELECOM CALIFORNIA shall have the right to (1) install grid work for cable attachment; (2) use openings passing through the building zone or horizontally above the ceilings and hallways where space is available; (3) bore through the floors of the building in the vertical riser spaces, electrical or phone closets to install, operate, maintain, remove, replace, and repair wires, cable, conduit, waveguides and related equipment and material inside the riser spaces. In and through the building through the telephone cable entrance; (4) access the cable vault and those cables, conduits or openings exiting the building to the street or alley vault.; (5) take whatever reasonable actions are necessary to maintain continuity of services to ________________ ____________________ also agrees to assist GST - TELECOM CALIFORNIA in the location of riser space and obtaining consent from other tenants, if necessary. The parties hereby agree to be bound by this additional term.


-------------------------------------
Customer Signature/Title


-------------------------------------
Company Name


-------------------------------------
GST - TELECOM CALIFORNIA Signature/Title


-------------------------------------
Date

[GST TELECOM LOGO]         FiberLinx Private Line Service Order

Order Date     Desired Due Date    Facility type      Order Tracking #    Work Order #    Circuit Type
                                  Existing GST Fiber                                      (DS-3)
                                  (Type 1)


                        CUSTOMER INFORMATION
Company Name

CRL Network Services
-------------------------------------------------------------
Street Number               Direction          Building Name

1
-------------------------------------------------------------
Street Name                             Room         Floor

Kearney
-------------------------------------------------------------
City                                    State        Zip

San Francisco                           CA           94108
-------------------------------------------------------------
Grantor                                 Title

-------------------------------------------------------------
Telephone                               Fax

-------------------------------------------------------------
E-mail Address                          Alternate Contact

-------------------------------------------------------------
Type of Customer

      End User
      ------------------------------

-------------------------------------------------------------


                        BILLING INFORMATION

Bill To

CRL Network Services
------------------------------------------------------------------
Address                                  Building Name

1 Kearny Street
------------------------------------------------------------------
Address                                  Room         Floor

------------------------------------------------------------------
City                                     State        Zip

San Francisco                            CA           94108
------------------------------------------------------------------
Billing Contact                          Title

------------------------------------------------------------------
Telephone                                Fax

------------------------------------------------------------------
                                         Lead Sources

                                         [ ] ACM  [ ] Inside Sales
------------------------------------------------------------------
Main Billing Telephone #       Deposit Amount (if received):

------------------------------------------------------------------
Type of Circuit        Intrastate
                      ----------------

------------------------------------------------------------------


              GST CHARGES                                   MRC                               NRC

             DESCRIPTION                         PRICE        QTY     TOTAL         PRICE        QTY     TOTAL
---------------------------------------------   -------------------------------    -------------------------------
FiberLinx 45 (DS-3)                              $[**]         1     $[**]          $   --        1     $        --
---------------------------------------------   -------------------------------    -------------------------------
                                                                     $                                  $
---------------------------------------------   -------------------------------    -------------------------------
                                                                     $       --                         $       --
---------------------------------------------   -------------------------------    -------------------------------
                                                                     $       --                         $       --
---------------------------------------------   -------------------------------    -------------------------------
                                                                     $       --                         $       --
---------------------------------------------   -------------------------------    -------------------------------
Options
---------------------------------------------

                                                TOTAL CHARGES        $     [**]                         $

LOCATION SUMMARY

Service for:

                COMPANY NAME       CITY           STATE
Location 1      CRL             San Francisco     CA    100 CALIFORNIA, SUITE B6

Location 2      CRL             Los Angeles       CA    624 S. GRAND, SUITE 1710

--------------------------------------------------------------------------------
By signing below, you, the customer, understand and agree that the services listed above will be provided by GST pursuant to the rates, terms and conditions in GST's applicable tariffs/price lists on file with the FCC or state commission, as may be amended from time to time. The provisions of the applicable tariffs/price lists, including limitations on GST's liabilities, shall exclusively govern your and GST's obligations and liabilities with respect to the service and options you have selected. Any terms or applicable tariffs/price lists shall have no binding effect. Consistent with GST's applicable tariffs/price lists, charges may apply if you cancel, modify or defer an order.
--------------------------------------------------------------------------------

*For customers ordering services for which no tariff or price list applies: the GST Master Service Agreement (MSA) governs the terms and conditions under which GST provides the services you have selected. This Service Order will not become effective unless and until you have signed the MSA.

                                                 5 Years                   PHILIP BURKHART
--------------------------------------   -----------------------     ----------------------------
GST General Sales Manager's Signature     Contract Term - Years           Customer Signature

                                                                           Philip Burkhart
--------------------------------------   -----------------------     ----------------------------
             Printed Name                Signature Date for MSA              Printed Name
                                                                             VP   8/31/98
--------------------------------------                               ----------------------------
             Title & Date                                                    Title & Date

--------------------------------------                                 -----------------------
          Account Executive                     Telephone

          -----------------------------------        ---------------------------------

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

[GST TELECOM LOGO]         FiberLinx Private Line Service Order

Order Date     Desired Due Date    Facility type      Order Tracking #    Work Order #    Circuit Type
                                  Existing GST Fiber                                      (DS-3)
                                  (Type 1)


                        CUSTOMER INFORMATION
Company Name

CRL Network Services
-------------------------------------------------------------
Street Number               Direction          Building Name

1 Kearney Street
-------------------------------------------------------------
Street Name                             Room         Floor

Kearney
-------------------------------------------------------------
City                                    State        Zip

San Francisco                           CA           94108
-------------------------------------------------------------
Grantor                                 Title

-------------------------------------------------------------
Telephone                               Fax

-------------------------------------------------------------
E-mail Address                          Alternate Contact

-------------------------------------------------------------
Type of Customer

      End User
      ------------------------------

-------------------------------------------------------------


                        BILLING INFORMATION

Bill To

CRL Network Services
------------------------------------------------------------------
Address                                  Building Name

1 Kearny Street
------------------------------------------------------------------
Address                                  Room         Floor

------------------------------------------------------------------
City                                     State        Zip

San Francisco                            CA           94108
------------------------------------------------------------------
Billing Contact                          Title

------------------------------------------------------------------
Telephone                                Fax

------------------------------------------------------------------
                                         Lead Sources

                                         [ ] ACM  [ ] Inside Sales
------------------------------------------------------------------
Main Billing Telephone #       Deposit Amount (if received)

------------------------------------------------------------------
Type of Circuit        Intrastate
                      ----------------

------------------------------------------------------------------


              GST CHARGES                                   MRC                               NRC

             DESCRIPTION                         PRICE        QTY     TOTAL         PRICE        QTY     TOTAL
---------------------------------------------   -------------------------------    -------------------------------
FiberLinx 45 (DS-3)                              $[**]         1     $[**]          $   --        1     $  --
---------------------------------------------   -------------------------------    -------------------------------
                                                                     $                                  $
---------------------------------------------   -------------------------------    -------------------------------
                                                                     $       --                         $  --
---------------------------------------------   -------------------------------    -------------------------------
                                                                     $       --                         $  --
---------------------------------------------   -------------------------------    -------------------------------
                                                                     $       --                         $  --
---------------------------------------------   -------------------------------    -------------------------------
Options
---------------------------------------------

                                                TOTAL CHARGES        $     [**]                        $  --

LOCATION SUMMARY

Service for:

                COMPANY NAME       CITY           STATE
Location 1      CRL             Los Angeles       CA    624 S. Grand, Suite 1710

Location 2      CRL             Phoenix           AZ    2600 N. Central, Suite 920

--------------------------------------------------------------------------------
By signing below, you, the customer, understand and agree that the services listed above will be provided by GST pursuant to the rates, terms and conditions in GST's applicable tariffs/price lists on file with the FCC or state commission, as may be amended from time to time. The provisions of the applicable tariffs/price lists, including limitations on GST's liabilities, shall exclusively govern your and GST's obligations and liabilities with respect to the service and options you have selected. Any terms or applicable tariffs/price lists shall have no binding effect. Consistent with GST's applicable tariffs/price lists, charges may apply if you cancel, modify or defer an order.
--------------------------------------------------------------------------------

*For customers ordering services for which no tariff or price list applies: the GST Master Services Agreement (MSA) governs the terms and conditions under which GST provides the services you have selected. This Service Order will not become effective unless and until you have signed the MSA.

                                                 5 Years                   PHILIP BURKHART
--------------------------------------   -----------------------     ----------------------------
GST General Sales Manager's Signature     Contract Term - Years           Customer Signature

                                                                           Philip Burkhart
--------------------------------------   -----------------------     ----------------------------
             Printed Name                Signature Date for MSA              Printed Name
                                                                             VP   8/31/98
--------------------------------------                               ----------------------------
             Title & Date                                                    Title & Date

--------------------------------------                                 -----------------------
          Account Executive                     Telephone

          -----------------------------------        ---------------------------------

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.